CONSENT  OF  INDEPENDENT  ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-56590 and 33-71700), the latter as amended by Post-Effective Amendment No. 1, of Pizza Inn, Inc. of our report dated August 21, 1997 appearing on page 15 of this Form 10-K.



PRICE  WATERHOUSE  LLP


Dallas,  TX
September  26,  1997
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